UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SIGMATRON INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

August 20, 2021

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2021 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Wednesday, September 15, 2021, for the following purposes:

1.	To elect three Class I Directors to hold office until the 2024 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2022.

3.	To consider a proposal to approve the 2021 Non-Employee Director Restricted Stock Plan.

4.	To provide, on an advisory basis, approval of compensation of the Company’s Named Executive Officers.

5.	To provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 27, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

Linda K. Frauendorfer

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2021 ANNUAL MEETING OF STOCKHOLDERS

September 15, 2021

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2021 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Wednesday, September 15, 2021, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith, and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2021, are being mailed to stockholders on or about August 20, 2021.

Stockholders of record at the close of business on July 27, 2021, are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 4,284,508 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 27, 2021), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not registered in your name): (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares; or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares on their behalf. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on (i) the proposal to ratify the selection of the auditor, (ii) the proposal related to the advisory approval on the compensation of the Company’s Named Executive Officers, and (iii) the proposal related to the advisory approval regarding the recommendation to select a frequency of future advisory votes on executive compensation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, or chooses not to exercise its authority (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter, unless it is a routine matter. Under NASDAQ rules, ratification of the appointment of the Company’s independent auditors is a routine matter, while the election of directors and the advisory votes on executive compensation and the frequency of that rate are nonroutine matters.

Properly executed proxy cards will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted (i) FOR the election of each nominee named under the caption “Election of three Class I Directors” as set forth therein as a Director of the Company, (ii) FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants, (iii) FOR the approval of the 2021 Non-Employee Director Restricted Stock Plan, (iv) FOR the advisory vote on the approval of the compensation of the Company’s Named Executive Officers and (v) FOR a three-year frequency of advisory votes on executive compensation. If a quorum is present at the Meeting, Directors will be elected by a plurality of the votes cast.

The ratification of the selection of auditors and the non-binding, advisory vote on the proposal related to the vote on the compensation of the Company’s Named Executive Officers requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The non-binding, advisory recommendation of the stockholders regarding the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast. All other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting and entitled to vote on the subject matter. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers and Employees of the Company by telephone, e-mail or other means of communication. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 15, 2021.

The Proxy Statement is available at http://www.sigmatronintl.com

As of the date of this Proxy Statement, the Board of Directors knows of no other business, which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of July 27, 2021.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 27, 2021 by (i) each Director of the Company and each nominee, (ii) each Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares(1)	Percent
Beneficial Owners of at least 5% of the outstanding Capital Stock
Peter J. Abrahamson(2)	410,900	9.62%
24156 North Coventry Lane
Lake Barrington, IL 60010

Renaissance Technologies Holding Corporation(3)	289,855	6.79%
800 Third Avenue
New York, NY 10022

Fidelity Management & Research Company(4)	232,479	5.45%
82 Devonshire St.
Boston, MA 02109

Cyrus Tang Foundation(5)	226,885	5.31%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Tang Foundation for the Research of Traditional Chinese Medicine(5)	93,875	2.20%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148

Directors, Nominees and Executive Officers
Gary R. Fairhead(6)	145,217	3.3%
John P. Sheehan(6)	68,566	1.6%
Linda K. Frauendorfer(6)	47,250	1.1%
Rajesh B. Upadhyaya(6)	48,305	1.1%
Hom-Ming Chang(6)	42,000	*
Gregory A. Fairhead(6)	40,500	*
James E. Barnes(6)	39,200	*
Daniel P. Camp(6)	32,000	*
Thomas W. Rieck (7)	31,200	*
Bruce J. Mantia	24,500	*
Dilip S. Vyas	20,000	*
Paul J. Plante	20,000	*
Barry R. Horek	20,000	*
All Directors and Executive Officers as a group (8)	578,738	12.5%

*	Less than 1 percent.

(1)

Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 27, 2021, 4,284,508 shares were outstanding, not including certain options held by various Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the

Company’s Officers, Directors and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission (“SEC”).

(2)	Number of shares owned by Peter J. Abrahamson, as reported on Schedule 13G with the SEC on January 20, 2021.

(3)

Number of shares reported as being beneficially owned by Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”), because of RTHC’s majority ownership of RTC, as reported on Schedule 13G filed with the SEC on February 11, 2021. Based upon that Schedule 13G, RTHC, the majority owner of RTC, through its ownership of RTC, has sole power to vote or direct the vote (as does RTC) and sole power to dispose or direct the disposition (as does RTC) with respect to 253,415 of the shares indicated, while RTHC and RTC have shared disposition power over the remaining 36,440 shares indicated.

(4)

Number of shares owned by Fidelity Management & Research Company at December 31, 2018, as reported on a Schedule 13G/A filed with the SEC on February 13, 2019. Based upon that Schedule 13G/A, FMR LLC, the sole owner of Fidelity Management & Research Company (“Fidelity”), and Abigail P. Johnson, a director and Vice Chairman and Chief Executive Officer of FMR LLC, through their control of Fidelity, each has sole investment power with respect to all of the shares indicated. The Board of Trustees of Fidelity Low-Priced Stock Fund, a registered investment company advised by Fidelity, holds sole voting power with respect to 206,559 of the shares indicated, which power is carried out by Fidelity pursuant to the Board’s guidelines. FMR LLC holds sole voting power with respect to the remaining 25,950 of the shares indicated.

(5)

The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities’ combined ownership represents approximately 7.5% of the outstanding common stock. Based upon a Schedule 13D/A filed with the SEC on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(6)

The number of shares includes 57,014, 42,000, 40,500, 47,250, 48,350, 42,000, 32,000, and 39,200 shares issuable upon the exercise of currently exercisable stock options (or those exercisable within 60 days) granted to Gary R. Fairhead, John P. Sheehan, Gregory A. Fairhead, Linda K. Frauendorfer, Rajesh B. Upadhyaya,Hom-Ming Chang, Daniel P. Camp and James E. Barnes, respectively.

(7)

In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company, which owns 10,500 shares of the Company’s common stock as of July 27, 2021. Mr. Rieck abstains from all, or has no voting and investment decisions with respect to, such shares.

(8)	Includes 348,269 shares issuable upon exercise of stock options.

1. ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven (7) directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Barry R. Horek; (4) Bruce J. Mantia; (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S. Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. The term of Class II Directors (Messrs. Horek and Plante) expires in 2022; the term of Class III Directors (Messrs. Fairhead and Vyas) expires in 2023; and the term of Class I Directors (Ms. Frauendorfer and Messrs. Rieck and Mantia) expires in 2021. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Mr. Fairhead and Ms. Frauendorfer, are independent under the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards and the rules of the SEC.

Nominees for Election as Class I Director at the Meeting

If a quorum is present at the Meeting, three Class I Directors will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2024 Annual Meeting of Stockholders or until such Director’s successor shall be elected and qualified, subject to such Director’s earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following persons have been nominated as a Class I Director:

Name	Age
Linda K. Frauendorfer Class I	60	Linda K. Frauendorfer has served as a Director of the Company since August 2011. Ms. Frauendorfer has served as Chief Financial Officer of the Company since February 1994 and previously as the Corporate Controller from June 1991 through January 1994. Ms. Frauendorfer’s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, stockholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. Ms. Frauendorfer participates in the National Association of Corporate Directors continuing education programs and is a member of that organization. Ms. Frauendorfer is a member of Women Corporate Directors. The Board of Directors believes Ms. Frauendorfer’s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and stockholder relationships make her well-qualified to serve as a Director.

Thomas W. Rieck Class I	76	Thomas W. Rieck has served as a Director of the Company since its formation in November 1993. He is a stockholder of the Company. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois, which acted as a supplier to the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to 2014, he was President of Rieck and Crotty P.C., a Chicago law firm. He has concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Name	Age
Bruce J. Mantia Class I	74	Bruce J. Mantia has served as a Director of the Company since August 2011. He is a stockholder of the Company. Mr. Mantia has been the Chairman of the Compensation Committee since August 2011. Mr. Mantia joined the accounting firm, Ernst & Young LLP, in 1973 and served Ernst & Young in various capacities until his retirement in June 2005. From July 2005 through October 2007, Mr. Mantia served as a consultant to Ernst & Young LLP. Mr. Mantia provided audit services to mainly publicly held companies. From 1984 through 1988, Mr. Mantia was the lead partner on the audit team of the Company’s predecessor. Subsequent to 1988, Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February 1997 to June 2005. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November 2006 to July 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia holds a Bachelor of Science in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience and his experience with the auditing of public companies make him well-qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the nominees named above.

The Board of Directors knows of no reason why the foregoing nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. The enclosed proxy cannot be voted for more than three persons—the number of nominees named in this proxy statement.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Barry R. Horek Class II	69	Barry R. Horek has served as a Director of the Company since August 2011. He is a stockholder of the Company. Mr. Horek has been a member of the Audit and Nominating Committees since August 2011. For over 30 years, Mr. Horek was with the accounting firm of Ernst & Young LLP, where he served as a tax partner from 1987 until his retirement in 2007. During that time, he served a variety of multinational privately owned and public company clients specializing in manufacturing and consumer products. During his tenure at Ernst & Young LLP, Mr. Horek also served as an area tax business unit leader for the firm’s Entrepreneurial Services Practice and as an Area Director for Tax Policy Implementation where he was responsible for monitoring quality and regulatory compliance. From 1985 to 2001, Mr. Horek served as the lead tax advisor to the Company and its predecessors. From 2007 through 2014, Mr. Horek continued to consult with numerous companies on corporate accounting and tax matters. During the 2008-2009 academic years,

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
		Mr. Horek also taught intermediate accounting at North Central College in Naperville, Illinois. He served on the Board of Directors of Loaves and Fishes Community Services, a not for profit food pantry, from 2008 to June 30, 2015 of which he served as Treasurer from July 1, 2009 to June 30, 2010, Vice Chairman from July 1, 2010 to June 30, 2012 and as Chairman from July 1, 2012 to June 30, 2014. Effective July 1, 2018, he was reappointed to the Board. He also currently serves on the audit committee of the DuPage Foundation. Mr. Horek holds a Bachelor’s Degree in Business Administration from Carthage College and a Master of Science in Taxation from DePaul University. The Board of Directors believes Mr. Horek’s extensive business and financial background and experience in the manufacturing and consumer products business segment make him well-qualified to serve as a Director.

Paul J. Plante Class II	63	Paul J. Plante has served as a Director of the Company since August 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August 2011. He is a stockholder of the Company. Mr. Plante currently serves as Director of Cardinal Vending and Markets. From December 2008, to March 2010, Mr. Plante was the President and owner of Florida Fresh Vending, LLC. a privately held company, with vending machines throughout Florida. The business was sold to Cardinal Vending and Markets in March 2010. In October 2011, Mr. Plante began serving as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February 2007 to May 2008, as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September 1986 through February 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing and distribution services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. From September 1986 to March 1994, Mr. Plante served as Reptron’s Chief Financial Officer. From March 1994 through February 2004, Mr. Plante served as Reptron’s President and Chief Operating Officer and from February 2004 through February 2007, served as President and Chief Executive Officer. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorships
Gary R. Fairhead Class III	69	Gary R. Fairhead has served as the President and Chief Executive Officer and a Director of the Company since its formation in November 1993, and as Chairman of the Board of Directors of the Company since August 2011. He is a stockholder of the Company. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company, between February 1990, and November 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director. Gary R. Fairhead and Gregory A. Fairhead are brothers. Gregory A. Fairhead serves as Executive Vice President and Assistant Secretary of the Company.

Dilip S. Vyas Class III	73	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November 1993. He has served on our Audit Committee and is currently the Company’s Lead Independent Director, and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August 2011. He is a stockholder of the Company. Mr. Vyas was a Director of and the Vice President, Business Development and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and stockholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November 2007, to January 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois, Chicago. The Board of Directors believes Mr. Vyas is well qualified to serve as director because of his long tenure as a SigmaTron Director, the customer relationships he maintains within the electronic manufacturing service industry, and his business, management and financial background.

2. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors as the independent registered public accountants for fiscal year 2022.

In connection with the audits for the years ended April 30, 2021 and 2020, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2021 and 2020.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect on this proposal. Abstentions will have the same effect as negative votes.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2022.

AUDIT FEES AND AUDIT RELATED FEES

FISCAL YEARS 2021 AND 2020 AUDIT FIRM FEE SUMMARY

During fiscal years 2021 and 2020, the Company retained BDO USA, LLP as its auditor to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2021 and 2020.

	2021	2020
Audit Fees	$407,730	$356,050

Fees for audit services billed in 2021 and 2020 consisted of:

•	Audit of the Company’s annual financial statements and reviews of quarterly financial statements

There were no other fees charged by BDO USA, LLP in fiscal years 2021 and 2020.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review, consider, and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved 100% of the services associated with the fees described above.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Horek, Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. Accordingly, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Director Committees; Board Meetings

In accordance with the requirements of the Exchange Act and rules promulgated thereunder, the Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of Nasdaq and the SEC’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants; (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted to within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Horek and Plante. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the SEC and Nasdaq. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee and is available on the Company’s website at www.sigmatronintl.com.

The functions of the Compensation Committee are: (1) to review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company; (2) to review and recommend to the Board of Directors compensation for the Directors; (3) to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto; and (4) to administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions of employment, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of Nasdaq. The Compensation Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of executive officer compensation and may approve the fees and other retention terms of any consultants hired by the Compensation Committee. The Compensation Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee and is available on the Company’s website at www.sigmatronintl.com.

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the size and composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of

President and Chief Executive Officer; and (6) review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Horek and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under Nasdaq listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stockholders. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts all appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such Directors’ independence. The Nominating Committee meets to discuss and consider each candidate’s qualifications and then selects those it considers to be appropriate nominees by majority vote for recommendation to the Board. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering stockholder nominees has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted, including whether all stockholder nominations comply with the notice provisions of the Company’s by-laws which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Board Meetings

The Board of Directors held 34 meetings either in person or by telephone conference during the fiscal year ended April 30, 2021. The Compensation Committee held 5 meetings in person or by telephone conference and the Audit Committee held 14 meetings in person or by telephone conference during the fiscal year 2021. The Nominating Committee held 2 meeting during the fiscal year 2021. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at least 90% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all Directors to attend in person the Annual Meeting of Stockholders. All Directors attended the Company’s 2020 Annual Meeting of Stockholders, either in person or telephonically.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director (“Lead Independent Director”). Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September 2011, and he continues to serve as Lead Independent Director. Mr. Vyas’ responsibilities include the following roles:

1.	to preside over executive sessions of the independent Directors;

2.	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

3.	to act as a liaison between the independent Directors and the Chairman of the Board;

4.	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

5.	to coordinate with the Chairman of the Board regarding information flow to the Board;

6.	to be available for consultation and communication with stockholders, as appropriate; and

7.	to call meetings of the independent Directors as appropriate.

The Company believes that it maintains strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; and the development and implementation of corporate governance programs. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks, which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or Committee. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Henry J. Underwood, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Suite 1100, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

EXECUTIVE COMPENSATION

The Employee Plan:

On April 17, 2020, the Board of Directors adopted the SigmaTron International, Inc. Employee Bonus Plan for Fiscal Year 2021 (“Employee Plan”) applicable to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

The stated purpose of the Employee Plan is to align stockholder, employee and officer objectives, to motivate employees of the Company and to increase stockholder value. The Employee Plan is administered and interpreted by the Board and, in its entirety, is subject to amendment, suspension or termination by the Board.

Pursuant to the Employee Plan, a Bonus Pool, calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan, was created. The Company’s Chief Executive Officer submitted to the Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee reviewed such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan were based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, were subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan were contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility or having obtained a waiver thereof, at the end of the Company’s 2021 fiscal year.

During Fiscal Year 2021 the Company awarded $207,091 in bonuses pursuant to the 2020 Employee Plan discussed above, which was paid entirely to non-officer employees.

On December 11, 2020, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved that the Company allocate a special bonus of $222,000. On December 16, 2020 $152,000 was paid to Executive Officers and $70,000 was paid to Non-Executive Officers and other management personnel.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2021 and 2020 to the Company’s Named Executive Officers:

		Annual Compensation				Option Awards ($)		All Other Compensation ($)		Total Compensation ($)
Name and Principal Position		Salary ($)		Bonus ($)
Gary R. Fairhead	2021	305,769	(1)	25,000	(2)	—		6,615	(5)	337,384
President and	2020	299,988	(1)	25,000	(3)	7,536	(4)	13,262	(5)	345,786
Chief Executive Officer
Rajesh B. Upadhyaya	2021	279,440		23,500	(2)	—		22,986	(5)	325,926
Executive Vice President,	2020	266,198		21,000	(3)	7,536	(4)	2,961	(5)	297,695
West Coast Operations
Gregory A. Fairhead	2021	253,562		16,000	(2)	—		3,419	(5)	272,981
Executive Vice President	2020	241,806		16,000	(3)	7,536	(4)	10,009	(5)	275,351
and Assistant Secretary

(1)

Although Gary R. Fairhead served as a Director in fiscal years 2021 and 2020, he did not receive any compensation for serving in such capacity as it is Company policy to compensate only non-employee Directors.

(2)	Represents bonuses paid in fiscal 2021.

(3)	Represents bonuses paid in fiscal 2020.

(4)	Fair value of options granted on November 20, 2019.

(5)	Includes match and contributions to the Company’s 401(k) plan made by the Company and compensation for unused vacation.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on March 11, 2014 (the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change in control of the Company (as defined in the CIC Plan). The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the CIC Participant’s average income paid by the Company to such CIC Participant for five calendar years ending immediately prior to the Change-in-Control.

In general, for purposes of the CIC Plan, a Change in Control will be deemed to have occurred when (a) the acquisition by an entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 20% in the aggregate of the outstanding capital stock of the Company entitled to vote for the election of directors, (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are directors of the Company before the transaction shall cease to constitute a majority of the board or the board of directors of any successor to the Company, (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving company or (ii) the Company will be the surviving company and any outstanding shares of common stock of the Company will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares), (d) more than 50% of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities, or (e) all or substantially all of the assets and business of a CIC Participant’s operation are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities. In general, a CIC

Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the CIC Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the CIC Plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon Change-In-Control of the Company, assuming that the Change-In-Control of the Company occurred on April 30, 2021 and all participants actually participated in the severance payment. The actual amount of payments can only be determined at the time of a Change-In-Control and will vary from the estimated amounts in the table below.

	Gary R. Fairhead	Rajesh B. Upadhyaya	Gregory A. Fairhead
Change-In-Control Payment	$1,000,000	$912,904	$790,524

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of fiscal year 2021.

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Gary R. Fairhead	5,100	—	3.60	07/18/22	(1)
	30,000	—	6.45	07/31/25	(2)
	17,914	—	3.20	12/10/28	(3)
	4,000	—	4.28	11/19/29	(4)
Rajesh B. Upadhyaya	5,305	—	3.60	07/18/22	(1)
	25,000	—	6.45	07/31/25	(2)
	14,000	—	3.20	12/10/28	(3)
	4,000	—	4.28	11/19/29	(4)
Gregory A. Fairhead	3,500	—	3.60	07/18/22	(1)
	25,000	—	6.45	07/31/25	(2)
	8,000	—	3.20	12/10/28	(3)
	4,000	—	4.28	11/19/29	(4)

(1)	Vesting date was July 1, 2012

(2)	Vesting date was August 1, 2015

(3)	Vesting date was December 11, 2018

(4)	Vesting date was November 20, 2019

No Equity awards were granted in fiscal year 2021.

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes Officers. The 401(k) Plan provides for Company matching up to 25% of 5% of the employees’ wages and is limited to $2,000 per year.

COMPENSATION OF DIRECTORS

The Company paid non-employee Directors $4,950 per month from May 1, 2020 through November 30, 2020. Effective December 1, 2020 the amount was increased to $5,250. From May 1, 2020 through November 30, 2020 the Chairman of the Audit and Compensation Committees were paid an additional $550 and $275 per month, respectively. The Lead Independent Director received an additional $275 per month. Effective December 1, 2020 the Chairman of the Audit Committee and Compensation Committee were paid $450 and $175 per month, respectively. The Lead Independent Director received an additional $180 per month. In accordance with Company policy, directors who are also employees of the Company do not receive the remuneration described in this paragraph. In addition, non-employee Directors are awarded restricted stock pursuant to the 2018 Non-Employee Director Restricted Stock Plan (the Director Plan).

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Barry R. Horek	60,900	10,290	71,190
Bruce J. Mantia	63,700	10,290	73,990
Paul J. Plante	60,900	10,290	71,190
Thomas W. Rieck	67,000	10,290	77,290
Dilip S. Vyas	63,725	10,290	74,015

It is the Company’s policy to compensate only non-employee Directors.

(1)

On November 30, 2020 the Company granted 3,000 shares to each non-employee Director pursuant to the 2018 Director Plan. A total of 15,000 restricted shares were granted which vested six months from the date of grant.

(2)

Represents the aggregate grant date fair value of stock awards granted on November 30, 2020 computed in accordance with FASB ASC Topic 718. The aggregate number of shares of common stock of the Company granted pursuant to the 2018 Director Plan for each non-employee Director was as follows: Mr. Horek, 3,000 shares; Mr. Mantia, 3,000 shares; Mr. Plante, 3,000 shares; Mr. Rieck, 3,000 shares; Mr. Vyas, 3,000 shares.

3. PROPOSAL TO APPROVE THE 2021 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

General

On July 9, 2021 our Board of Directors unanimously approved the adoption of the 2021 Non-Employee Director Restricted Stock Plan (the “Director Plan”). The adoption of the Director Plan by our Board of Directors is subject to the approval of our stockholders. In this proposal, we are asking our stockholders to approve the Director Plan at the Annual Meeting.

The Director Plan will be administered by the Compensation Committee and the amount of restricted stock to be granted under the plan is determined by the Compensation Committee. Unlike cash fees, which are taxable when received, the restricted stock, which is subject to a substantial risk of forfeiture, is not taxable to the recipients until the awarded shares become vested. The awarded restricted stock generally will become vested on the six-month anniversary of the date granted. The Board of Directors and the Compensation Committee believe that the Director Plan is a key part of the Company’s director compensation program.

Shares to be Available

The number of shares of Common Stock to be reserved and available for awards under the Director Plan will be 75,000 shares. If any awarded shares are canceled, terminated or forfeited, those shares shall again be available under the Director Plan.

Approval Required

Adoption of the Director Plan requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as negative votes. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect.

The effectiveness of the Director Plan is conditioned upon stockholder approval of the Director Plan, and no shares shall be issued hereunder prior to the date on which the Company’s stockholders approve the Board’s adoption.

Description of the Director Plan

The following is a general description of the material features of the Director Plan. This description is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached as Appendix B. To the extent that there is a conflict between this summary and the actual terms of the Director Plan, the terms of the Director Plan will govern. Unless defined herein, or the context otherwise clearly requires, capitalized terms used herein shall have the meaning as defined in the Director Plan. The Director Plan is included in this Proxy Statement under the heading Appendix A.

Purpose. The purpose of the Director Plan is to promote the success and interest of the Company and to enhance the stock ownership of the Directors of the Company by providing a method whereby Non-Employee Directors receive a portion of their annual compensation in restricted shares of the common stock of the Company. The Director Plan provides for payment of a portion of the Non-Employee Directors’ annual compensation in shares of restricted Common Stock.

Eligibility. Under the Director Plan, only Non-Employee Directors (individuals who are members of the Board, but who are not employees of the Company or any of its subsidiaries) are eligible to receive an award of restricted shares of Common Stock (“Award”). A director who is an employee of the Company or any subsidiary of the Company who retires or resigns from employment, but remains a director of the Company, will become eligible to participate in the Director Plan at the time of such termination of employment.

Administration. The Compensation Committee shall be responsible for administering, and shall have all of the powers necessary to administer, the Director Plan. The Compensation Committee shall have the power to determine the terms and provisions of the Awards and related agreements thereto, and to make all determinations necessary or advisable for the plan’s administration.

The Compensation Committee may also accelerate the vesting of all or any portion of any Award or provide for the lapsing of any conditions or restrictions on any outstanding Award, or portion thereof. The decisions of the Compensation Committee upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

Term. Unless sooner terminated in accordance with the provisions of the Director Plan, the term of the Director Plan shall be ten (10) years from the date the stockholders of the Company approve the Director Plan. No grants of Awards under the Director Plan may be made after the termination of the Director Plan. It is anticipated that the shares of restricted common stock available for grant under the Plan will be granted by the Compensation Committee during the first three years that Awards are made following the Plan’s approval by the stockholders.

Adjustments for Merger, Stock Dividends, Splits, etc. The Compensation Committee shall make appropriate adjustments to the number of shares of restricted common stock that are subject to the Director Plan and to any outstanding award to reflect stock dividends, stock splits, extraordinary cash dividends, issuances of stock rights, and similar events.

As of July 27, 2021, the record date, the closing price of the Common Stock of the Company on the Nasdaq Small-Cap Market, on which the Company’s stock is listed, was $6.32 per share.

Restricted Stock Awards. Pursuant to the Director Plan, Non-Employee Directors may be paid a portion of the annual compensation in shares of restricted common stock. The total amount of and terms of all Awards shall be determined by the Compensation Committee.

Except as otherwise provided in the Director Plan, stock awarded under the Director Plan will not vest until the six-month anniversary of the date of the Award. A Participant may not sell, transfer or otherwise dispose of any shares of restricted common stock until they become vested; however, the Participant will have the right to receive dividends with respect to the shares and to vote the shares prior to vesting.

Compliance with Law and Other Conditions. The Director Plan shall be administered according to the laws of the State of Delaware to the extent that such laws have not been preempted by any laws of the United States. No Award shall be issued under the Director Plan prior to compliance by the Company, to the satisfaction of its counsel, with all applicable laws. No Awards will be granted pursuant to the Director Plan until it is approved by the Company’s stockholders. In addition, Awards are subject to the discretion of the Compensation Committee, and therefore amounts of stock that may be granted under the Director Plan are not determinable.

Amendment, Modification and Termination of the Director Plan. The Compensation Committee may amend, alter, or terminate the Director Plan; provided, however, that an amendment to the Director Plan may be conditioned on the approval of the Company’s stockholders if stockholder approval is required.

Federal Income Tax Implications of the Director Plan

An award of restricted stock will not result in taxable income to the participant at the time of grant. Upon the lapse of the restrictions, the participant will recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses. Alternatively, within 30 days after award of the restricted stock, a participant may make an election under Section 83(b) of the Code, which would allow the participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted common stock on the date of such award determined as if the restricted common stock were not subject to restrictions.

The Company will generally be entitled to a tax deduction equal to the amount recognized as ordinary income in connection with the issuance of restricted stock under the Director Plan. The Company will generally be entitled to its tax deduction at the same time that the ordinary income is recognized by the awardee.

The foregoing provides only a general description of the application of federal income tax laws to Awards under the Director Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax advice or guidance to the awardee in the Director Plan, as the consequences may vary depending upon specific circumstances. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

The Board of Directors unanimously recommends that you vote in favor of the approval of the 2021 Non-Employee Director Restricted Stock Plan.

Equity Compensation Plans

The following table summarizes information with respect to the Company’s compensation plans under which the Company’s equity securities are authorized for issuance as of April 30, 2021:

	Number of securities to Be issued upon exercise Of outstanding options, Warrants and rights (a)	Weighted-average exercise price of outstanding options warrants and rights $ (b)	Number of securities remaining available for future issuance (excluding securities in column (a)
Equity compensation plans Approved by security holders:

Employee plans:
1993	150,559	6.45	—
2004	221,818	5.12	—
2011	92,855	3.46	—
2019	48,000	4.28	102,000

Total	513,232		102,000

4. ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is seeking stockholder approval, on an advisory, non-binding basis, for the compensation of the Company’s Named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives stockholders the opportunity to express their views on the Company’s compensation of its Named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The timing of future votes will be determined by the Board, but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The Company is requesting its stockholders to indicate their support for compensation of its Named Executive Officers by approving the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2021 Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s stockholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation for its Named Executive Officers.

5. ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is seeking stockholder recommendation, on an advisory, non-binding basis, regarding the frequency of holding stockholder advisory votes on the Say-on-Pay Proposal. In particular, the stockholders are asked to vote on whether a Say-on-Pay Proposal advisory vote should occur every year, every two years, or every three years or to abstain. The Board will seek this vote in future years no less frequently than once every six calendar years.

As a result of the advisory vote of the stockholders at the 2020 Annual Stockholders Meeting, the Board of Directors decided to hold at this year’s Annual Stockholders Meeting an advisory vote on the compensation of the Company’s Named Executive Officers. The Board of Directors believes that an advisory vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s stockholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate stockholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its stockholders to provide an advisory vote on the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. advise the Company to include a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;

•	two years; or

•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the stockholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value stockholder opinions and will consider the voting results when determining the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that stockholders select “three years” on the proposal recommending the frequency of advisory votes on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Barry R. Horek

Paul J. Plante

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2021 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2022 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2022 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2022 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual stockholders meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of Directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual stockholders meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2022 Annual Meeting of Stockholders will be held on September 16, 2022.

The by-laws also provide that nominations for Director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer

Secretary

Dated: August 20, 2021

Appendix A

SIGMATRON INTERNATIONAL, INC.

2021 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

SECTION 1

PURPOSES OF THE PLAN

The purpose of this 2021 Non-Employee Director Restricted Stock Plan is to promote the success and interests of SigmaTron International, Inc. and enhance the stock ownership of the Directors of the Company by providing a method whereby Non-Employee Directors receive a portion of their annual compensation in restricted shares of the Company’s Common Stock in accordance with this Plan.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

(a) “Award” means any Common Stock awarded under the Plan.

(b) “Award Agreement” means the agreement, certificate or other instrument evidencing the grant of any Award under the Plan.

(c) “Awarded Stock” means the Common Stock awarded to a Grantee pursuant to the Plan which is subject to any forfeiture and/or restrictions on transferability in accordance with Section 6 of the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means: (i) a felony conviction of a Grantee or the failure of a Grantee to contest prosecution for a felony; or (ii) a Grantee’s willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Committee” means the Compensation Committee of the Board.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means SigmaTron International, Inc., a Delaware corporation.

(i) “Director” means a director serving on the Board.

(j) “Disability” means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l) “Fair Market Value” means as of any specified date, the closing price of the Common Stock on NASDAQ (or, if the Common Stock is not then listed on such exchange, such other national securities exchange or other market on which the Common Stock is then listed or admitted to trading, as the case may be) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are reported.

(m) “Grant Date” means the date on which the Committee granted an Award to a Grantee.

(n) “Grantee” means a Non-Employee Director who has been granted an Award, or the personal representative, heir or legatee of the Grantee who has rights to Awarded Stock.

(o) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary of the Corporation.

(p) “Plan” means this 2021 Non-Employee Director Restricted Stock Plan, as the same may be amended from time to time.

(q) “Restriction Period” means the period during which shares of Awarded Stock are subject to forfeiture or restrictions on transfer (if applicable) as described in Section 6 of the Plan and any applicable Award Agreement.

(r) “Retirement” means a Non-Employee Director’s voluntary retirement from the Board.

(s) “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto.

2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3

SHARES SUBJECT TO THE PLAN

3.1 Shares Available. The Common Stock to be offered under the Plan may be authorized, but unissued Common Stock or Common Stock held in treasury. The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 75,000 shares, subject to the adjustments provided in Section 7.

3.2 Canceled, Terminated or Forfeited Awards. Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is canceled, terminated or otherwise forfeited, without the recipient having received any benefits of ownership (as such phrase is construed by the Securities and Exchange Commission or its staff), shall again be available for distribution in connection with Awards under the Plan.

SECTION 4

ADMINISTRATION

4.1 General. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have all of the powers to construe and interpret the Plan and to determine all questions that shall arise thereunder. Without limiting the foregoing, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Awards and Agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. Except to the extent otherwise provided by law, the Committee’s determination of the matters referred to in this Section 4.1 shall be conclusive, final and binding on the Company and the Grantees, their heirs and/or beneficiaries.

4.2 Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5

ELIGIBILITY AND PARTICIPATION

Participation in the Plan shall be limited to Non-Employee Directors. A director who is an employee of the Company and who retires or resigned from employment with the Company and/or any of its subsidiaries, but remains a director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment. Subject to the terms of the Plan, the Committee shall determine the amount of, and terms of, all Awards to eligible Non-Employee Directors.

SECTION 6

AWARD TERMS

6.1 Awards and Certificates.

(a) Awarded Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of any Award shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE 2021 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN OF SIGMATRON INTERNATIONAL, INC. AND AN AWARD AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF SIGMATRON INTERNATIONAL, INC.”

(b) The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) Upon the end of the Restriction Period and provided that the Awarded Stock has not been forfeited, the Company shall, upon the Grantee’s request or upon its own initiative, issue or have issued new certificates without the legend described in Section 6.1(a), in exchange for those certificates previously issued.

6.2 Terms and Conditions. Awarded Stock shall be subject to the following terms and conditions:

(a) Vesting. All Awarded Stock shall be vested on the six-month anniversary of the Grant Date.

(b) Restrictions on Transfer. Subject to the provisions of the Plan and the Award Agreement referred to in Section 6.2(g), and until the expiration of the six-month anniversary of the Grant Date (“Restriction Period”), the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Awarded Stock; however, the Grantee shall have the right to receive dividends with respect to the Awarded Stock and to vote the shares of the Awarded Stock prior to the expiration of the Restriction Period.

(c) Rights with Respect to Awarded Stock. Except as provided in Sections 6.2(b) and this 6.2(c) and the Award Agreement, the Grantee shall have, with respect to the Awarded Stock, all of the rights of a holder of Common Stock including the right to vote the Awarded Stock and, if granted by the Board, the right to receive any dividends.

(d) Forfeiture of Unvested Awarded Stock. Except to the extent otherwise provided in the applicable Award Agreement and Sections 6.2(a) and 6.2(f), if a Grantee ceases to be a Non-Employee Director of the Company for any reason other than death, Disability or Retirement, or Cause, all unvested Awarded Stock shall be forfeited as of the date the Grantee ceases to be a Non-Employee Director.

(e) If a Grantee ceases to be a Director of the Company because of removal for Cause, all unvested Awarded Stock shall be forfeited as of the date the Grantee ceases to be a Director.

(f) In the event of a Grantee’s death, Disability or Retirement while a Director of the Company, all unvested Awarded Stock shall become fully vested and all restrictions (other than restrictions on transferability in the absence of registration of the Awarded Stock under the Securities Act or the availability of an exemption therefrom), shall end as of the date of such death, Disability or Retirement.

(g) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

(h) The Committee may at any time accelerate the vesting of all or any portion of any Award or provide for the lapsing of any conditions or restrictions on any outstanding Award, or portion thereof.

SECTION 7

ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Common Stock, the Committee shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number of shares subject to outstanding Awards, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 8

TERMINATION AND AMENDMENT

The Committee shall have the right and power at any time and from time to time to amend or alter the Plan, in whole or in part, and at any time to terminate the Plan, provided however, that an amendment to the Plan may be conditioned upon the approval of the stockholders of the Company if and to the extent the Committee determines that stockholder approval is necessary, appropriate, or required by law or agreement. Notwithstanding the foregoing, any termination, amendment, or modification of the Plan shall not, in any material way, adversely affect any Awarded Stock previously granted under the Plan without the written consent of the affected Grantee.

SECTION 9

NO WITHHOLDING

Each Grantee shall be responsible for the payment of any taxes required by law to be paid in respect of Awards under the Plan and the Company shall make no withholding with respect to any Award.

SECTION 10

NO RIGHT TO RE-ELECTION

Nothing in the Plan or in any Award granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a Non-Employee Director or director of the Company or to be re-nominated by the Board or re-elected by the stockholders of the Company.

SECTION 11

TERM OF THE PLAN

The Plan shall become effective only upon approval by the stockholders of the Company and, unless earlier terminated in accordance with the provisions of the Plan, shall remain in effect for a term of ten (10) years from the date of such stockholder approval.

SECTION 12

GOVERNING LAW

To the extent that state laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware without regard to its conflict of laws rules.

ANNUAL MEETING OF STOCKHOLDERS OF
SIGMATRON INTERNATIONAL, INC.
September 15, 2021
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2021
The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided.
20333030403000000000 6
091521
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,
PLEASE SIGN, DATE AND RETURN “FOR” PROMPTLY PROPOSALS IN THE ENCLOSED 2, 3, 4 AND ENVELOPE. 6 AND FOR “THREE PLEASE YEARS” MARK YOUR FOR PROPOSAL VOTE IN BLUE 5. OR BLACK INK AS SHOWN HERE x
1. Election of Three Class I Directors:
FOR ALL NOMINEES
FOR WITHHOLD ALL NOMINEES AUTHORITY
(See FOR ALL instructionsEXCEPT below)
NOMINEES:
Linda K. Frauendorfer
Thomas W. Rieck
Bruce J. Mantia
INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via
FOR AGAINST ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2022.
3. PROPOSAL TO APPROVE THE 2021 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.
4. PROPOSAL TO PROVIDE APPROVAL OF THE COMPENSATION OF THE COMPANY‘S NAMED EXECUTIVE OFFICERS. (advisory only)
5. RECOMMENDATION REGARDING THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION. (advisory only)
6. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING (which the Board of
Directors does not know of prior to August 20, 2021).
FOR AGAINST ABSTAIN
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR
THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS, FOR PROPOSALS 3-4, FOR THREE YEARS FOR PROPOSAL 5, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 6.
Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 20, 2021 as well as a copy of the 2021 Annual Report to Stockholders.
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE
Signature of Stockholder Date: Signature of Stockholder Date:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGMATRON INTERNATIONAL, INC.
2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2021 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Wednesday, September 15, 2021 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.
(Continued and to be signed on the reverse side)
1.1
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